BIOLOGICAL ASSETS	12 Months Ended
Dec. 31, 2024
BIOLOGICAL ASSETS

3.	BIOLOGICAL ASSETS

Biological assets consist of cannabis plants, which reflect measurement at Fair Value Less Costs to Sell (“FVLCTS”). changes in the carrying amounts of biological assets for the year ended December 31, 2024, the two months ended December 31, 2023, and October 31, 2023 are as follows:

	December 31, 2024	December 31, 2023	October 31, 2023
	$	$	$
Beginning balance	1,723,342	1,566,822	1,199,519
Increase in biological assets due to capitalized costs	7,315,025	1,057,764	6,792,298
Change in FVLCTS due to biological transformation	2,816,948	686,867	3,355,797
Transferred to inventory upon harvest	(10,300,693)	(1,588,111)	(9,780,792)
Ending balance	1,554,622	1,723,342	1,566,822

FVLCTS is determined using a model which estimates the expected harvest yield for plants currently being cultivated, and then adjusts that amount for the expected selling price and also for any additional costs to be incurred, such as post-harvest costs.

The following significant unobservable inputs, all of which are classified as level 3 on the fair value hierarchy, were used by management as part of this model:

-	Expected costs required to grow the cannabis up to the point of harvest

-	Estimated selling price per pound

-	Expected yield from the cannabis plants

-	Estimated stage of growth – The Company applied a weighted average number of days out of the 60-day growing cycle that biological assets have reached as of the measurement date based on historical evidence. The Company assigns fair value basis according to the stage of growth and estimated costs to complete cultivation.

	December 31, 2024	December 31, 2023	October 31, 2023	December 31, 2024	December 31, 2023	October 31, 2023
Estimated selling price per pound ($/pound)	$797	$938	$945	$298,399	$335,193	$340,390
Estimated stage of growth (%)	52%	55%	51%	$252,151	$285,243	$280,663
Estimated flower yield per harvest (pound)	3,332	2,972	3,283	$252,151	$285,243	$280,663